Muzinich Credit Opportunities Fund
(Class A, Institutional and Supra Institutional shares)

Supplement dated January 24, 2013 to
Prospectus dated March 12, 2012, as supplemented March 29, 2012 and January 3, 2013

Effective immediately, Mr. Michael L. McEachern, MBA, CFA has joined the portfolio management team of the Muzinich Credit Opportunities Fund.

Accordingly, the table on page 22 of the Prospectus has been revised as follows:

Management

Investment Advisor	Portfolio Managers
Muzinich & Co., Inc.	Clinton J. Comeaux, MBA, Portfolio Manager Michael L. McEachern, MBA, CFA, Portfolio Manager Bryan Petermann, MBA, Portfolio Manager Managed the Fund since commencement of operations in January 2013

Please retain this Supplement with the Prospectus.

Muzinich Credit Opportunities Fund
(Class A, Institutional and Supra Institutional shares)

Supplement dated January 24, 2013 to
Statement of Additional Information dated March 12, 2012

Effective immediately, Mr. Michael L. McEachern, MBA, CFA has joined the portfolio management team of the Muzinich Credit Opportunities Fund.

Accordingly, the tables on page 24 of the Statement of Additional Information have been revised with respect to the Muzinich Credit Opportunities Fund as follows:

Other Accounts Under Management.  The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below.  Information in the table is shown as of January 31, 2012.  Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Credit Opportunities Fund	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Clinton J. Comeaux	2	$636 million	25	$8.9 billion	8	$280 million
Michael L. McEachern	0	$0	0	$0	0	$0
Bryan Petermann	2	$636 million	25	$6.3 billion	2	$153 million

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance.  Information is shown as of January 31, 2012.  Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Credit Opportunities Fund	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Clinton J. Comeaux	0	$0	6	$2 billion	2	$71 million
Michael L. McEachern	0	$0	0	$0	0	$0
Bryan Petermann	0	$0	5	$1.8 billion	0	$0

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Additionally, the following disclosure has been added to page 16 of the Statement of Additional Information:

Exclusion from Definition of Commodity Pool Operator
Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Muzinich Credit Opportunities Fund.  The Fund and the Advisor are therefore not subject to registration or regulation as a pool operator under the CEA.  Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

Please retain this Supplement with the Statement of Additional Information.

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